                                        OPPENHEIMER VARIABLE ACCOUNT FUNDS:
                                       Oppenheimer Aggressive Growth Fund/VA
                                           Oppenheimer Balanced Fund/VA
                                             Oppenheimer Bond Fund/VA
                                     Oppenheimer Capital Appreciation Fund/VA
                                       Oppenheimer Global Securities Fund/VA
                                          Oppenheimer High Income Fund/VA
                                         Oppenheimer Main Street Fund(R)/VA
                                    Oppenheimer Main Street Small Cap Fund(R)/VA
                                             Oppenheimer Money Fund/VA
                                        Oppenheimer Strategic Bond Fund/VA
                                             Oppenheimer Value Fund/VA

                                    Supplement dated September 24, 2004 to the
                                          Prospectus dated April 29, 2004

This supplement amends each Prospectus of the Oppenheimer Variable Account Funds
listed  above  (each  dated  April  29,  2004),   and  replaces  the  Prospectus
supplements dated July 6, 2004. The Prospectus of Oppenheimer  Global Securities
Fund/VA is also  supplemented by supplement  dated July 21, 2004, the Prospectus of Oppenheimer  High Income  Fund/VA is also  supplemented  by supplement  dated
April 29, 2004 and the Prospectus of  Oppenheimer  Main Street Small Cap Fund/VA
is also supplemented by supplement dated June 16, 2004.

1. The  following new section  should be added in each  Prospectus to the end of section captioned "HOW THE FUND IS MANAGED - Advisory Fees":

PENDING  LITIGATION.  Three law suits have been filed as putative derivative and class actions against the investment Manager,  Distributor and Transfer Agent of the Funds,  some of the Oppenheimer  funds, and directors or trustees of some of those funds, excluding the Funds. The complaints allege that the Manager charged excessive fees for distribution  and other costs,  improperly used assets of the funds  in the form of  directed  brokerage  commissions  and  12b-1  fees to pay brokers to promote sales of Oppenheimer  funds, and failed to properly  disclose the use of fund assets to make those  payments in  violation  of the  Investment
Company Act and the  Investment  Advisers Act of 1940.  The  complaints  further allege that by permitting and/or  participating in those actions,  the defendant directors  breached  their  fiduciary  duties  to fund  shareholders  under  the
Investment  Company Act and at common law.  Those law suits were filed on August
31, 2004, September 3, 2004, and September 14, 2004, respectively,  in the U. S.
District  Court for the  Southern  District  of New York.  The  complaints  seek
unspecified  compensatory  and  punitive  damages,   rescission  of  the  funds'
investment advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The
Manager and the  Distributor do not believe that the pending  actions are likely to have a material  adverse  effect on the Funds or on their  ability to perform their respective investment advisory or distribution agreements with the Funds.

     2. The section of each Prospectus  titled "At What Price Are Shares Sold? -
Net Asset Value." is amended by replacing the second and third  paragraphs  with the following:

     The net asset value per share for a class of shares on a "regular  business day" is determined by dividing the value of that Fund's net assets  attributable to that class by the number of shares of that class  outstanding on that day. To determine  net asset  values,  Fund assets are valued  primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's  judgment) or if a security's value has been materially affected by events occurring after the close of the  exchange or market on which the  security is  principally  traded, that  security  may be  valued by  another  method  that the  Board of  Trustees believes accurately reflects the fair value.

     The Board has adopted valuation  procedures for the Funds and has delegated the day-to-day  responsibility  for fair value  determinations  to the Manager's
Valuation  Committee.  Fair value  determinations  by the Manager are subject to review,  approval and  ratification  by the Board at its next scheduled  meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable,  the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for  significant  events  that it  believes in good faith will affect the market prices of the  securities of issuers held by the Fund.  Those may include events affecting  specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting  securities markets (for  example,  a foreign  securities  market  closes early because of a natural disaster).

     If, after the close of the  principal  market on which a security held by a
Fund is traded and  before the time as of which the Funds' net asset  values are calculated  that day, a significant  event occurs that the Manager learns of and believes in the  exercise of its  judgment  will cause a material  change in the value of that  security  from the closing price of the security on the principal market  on which it is  traded,  the  Manager  will  use its  best  judgment  to determine a fair value for that security.

     The Manager  believes  that  foreign  securities  values may be affected by volatility  that  occurs in U.S.  markets  on a  trading  day after the close of foreign securities markets.  The Manager's fair valuation  procedures  therefore include a procedure  whereby foreign  securities  prices may be "fair valued" to take those factors into account.

September 24, 2004                                              PS0000.014